Definition of Terms in Portfolio Name	Oct. 20, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks to distribute income that is exempt from federal and, in certain instances, state and local income taxes and to preserve capital by investing in a portfolio of investment grade tax-exempt municipal bonds. Under normal circumstances, the Trust will invest at least 80% of its assets in tax-exempt municipal bonds.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Sponsor utilized various metrics to select the Securities for the Trust, including various sources of revenue and/or any such criteria as the Sponsor deemed appropriate in relation to the Trust’s investment objectives.

As of the Initial Date of Deposit, all of the Securities were rated “BBB–” or better by Standard & Poor’s, or of comparable quality by another nationally recognized statistical rating organization. See “Description of Bond Ratings.” After the Initial Date of Deposit, a Security’s rating may be lowered. This would not immediately cause the Security to be removed from the Trust, but may be considered by us in determining whether to direct the Trustee to dispose of such Security. See “Removing Securities from the Trust.”

Alternative Minimum Tax. The Securities included in the Trust’s portfolio are exempt from the alternative minimum tax on individuals.

Because certain Securities are expected to be redeemed before their stated maturity, the Trust has an expected life of approximately 26.4 years. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.